UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2005

RealNetworks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-23137	91-1628146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2601 Elliott Avenue, Suite 1000, Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 674-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Effective May 31, 2005, RealNetworks, Inc. ("Real") entered into an employment offer letter with John J. Giamatteo setting forth the terms of Mr. Giamatteo's employment with Real in the capacity of Executive Vice President, Worldwide Business Products and Services.

Upon the commencement of his employment, Mr. Giamatteo will be paid an annual salary of $350,000 and a signing bonus of $100,000. In addition, Mr. Giamatteo will be eligible to earn a target of 100% of his base salary in the form of a cash bonus under Real's Executive MBO Program. Mr. Giamatteo will also receive options to acquire 800,000 shares of Real common stock having an exercise price equal to the fair market value of Real common stock as of the date the options are granted. The options shall vest as set forth in the attached employment offer letter. Real will also provide Mr. Giamatteo with a competitive relocation and housing support package that will include a $75,000 relocation bonus payable upon his relocation to Seattle, Washington.

Mr. Giamatteo has agreed to provide Real twelve months notice prior to terminating his employment during the first year of his employment, and six months notice prior to terminating his employment at any time thereafter, which six months notice may be extended to twelve months notice in certain circumstances. Real will pay Mr. Giamatteo a severance payment at the conclusion of his employment equal to his then current base salary pro-rated by the amount of time he continues to provide services to Real after providing notice of termination.

In addition, if Real terminates the employment of Mr. Giamatteo without cause during the first year of his employment, Real will provide Mr. Giamatteo with twelve months notice or or pay of his then-current base salary in lieu of notice through any remaining portion ofthe notice period. In the event that Real terminates Mr. Giamatteo's employment without cause following the first year of his employment, Real will provide Mr. Giamatteo with six months notice or pay of his then-current base salary in lieu of notice through any remaining portion of the notice period. If, at any time after the first twelve months of Mr. Giamatteo's employment, Rob Glaser is not Real's Chief Executive Officer, Real will provide Mr. Giamatteo with an additional six months notice or pay of his then-current base salary in lieu of notice through any remaining portion of the notice period.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No./Description

10.1 Offer letter dated May 31, 2005 between RealNetworks,
Inc. and John J. Giamatteo.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealNetworks, Inc.

June 6, 2005	By:	/s/ Robert Kimball

Name: Robert Kimball
Title: Sr. VP, Legal & Business Affairs, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Offer letter dated May 31, 2005 between RealNetworks, Inc. and John J. Giamatteo.